FORWARD FUNDS

Forward Small Cap Equity Fund

Supplement dated January 25, 2010

to the

Forward Funds Investor Class and Institutional Class Shares Prospectus (the “No-Load Prospectus”); Forward Funds Class A Shares, Class B Shares, Class C Shares and Class M Shares Prospectus (the “Load Prospectus”); Summary Prospectus for Investor Class and Institutional Class Shares of the Forward Small Cap Equity Fund (the “No-Load Summary Prospectus”); and Summary Prospectus for Class A Shares, Class C Shares and Class M Shares of the Forward Small Cap Equity Fund (the “Load Summary Prospectus”)

each dated May 1, 2010, as supplemented

The following information applies to the Forward Small Cap Equity Fund (the “Fund”) only:

You were previously advised via supplement dated December 23, 2010 that, among other things, the management fee received by Forward Management, LLC (“Forward Management”), the Fund’s investment advisor, from the Fund would be permanently reduced from an annual rate (as a percentage of the Fund’s average daily net assets) of 1.05% to an annual rate of 0.95%, such management fee reduction to be effective February 1, 2011. You are hereby being advised that, effective February 1, 2011: (i) the amount of the permanent reduction in the management fee received by Forward Management from the Fund would be increased by an additional 0.10% such that the management fee shall be reduced to an annual rate (as a percentage of the Fund’s average daily net assets) of 0.85%; and (ii) an expense limitation agreement by and between Forward Funds, on behalf of the Fund, and Forward Management has been adopted pursuant to which Forward Management agrees to limit the Fund’s operating expenses (exclusive of brokerage costs, interest, taxes, dividends, acquired fund fees and expenses, and extraordinary expenses) for Investor Class, Institutional Class, Class A, Class C and Class M shares to annual rates (as a percentage of the Fund’s average daily net assets) of 1.29%, 0.99%, 1.34%, 1.94% and 0.99%, respectively. Accordingly, effective February 1, 2011, the following changes shall be made:

Effective February 1, 2011, the “Annual Fund Operating Expenses” table for the Fund and “Examples” table for the Fund on page 76 of the No-Load Prospectus and page 1 of the No-Load Summary Prospectus shall be replaced to read as follows:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Institutional Class
Management Fee	0.85%	0.85%
Distribution (12b-1) Fees	0.25%	N/A
Shareholder Services Fees	0.10%	0.05%
Other Expenses	0.30%	0.30%
Total Annual Fund Operating Expenses	1.50%	1.20%
Fee Waiver and/or Expense Reimbursement(1)	-0.21%	-0.21%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.29%	0.99%

(1)	The Fund’s investment advisor is contractually obligated to waive a portion of its fees and reimburse other expenses until April 30, 2011 in amounts necessary to limit the Fund’s operating expenses (exclusive of brokerage costs, interest, taxes, dividends, acquired fund fees and expenses, and extraordinary expenses) for Investor Class and Institutional Class shares to an annual rate (as a percentage of the Fund’s average daily net assets) of 1.29% and 0.99%, respectively.

Examples

These Examples are intended to help you compare the costs of investing in Investor Class or Institutional Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated. The Examples also assume that your investment has a 5% return each year, that the Fund’s total annual operating expenses remain the same, and that the contractual fee waiver/reimbursement is in place for the first year. Because no sales loads apply to either Investor Class or Institutional Class shares of the Fund, you would have the same expenses whether or not you redeemed your shares. Although actual costs may be higher or lower, based on these assumptions your costs whether or not you redeemed your shares would be:

	Investor Class	Institutional Class
1 Year	$131	$101
3 Years	$453	$360
5 Years	$798	$639
10 Years	$1,770	$1,434

Effective February 1, 2011, the “Annual Fund Operating Expenses” table for the Fund and “Examples” table for the Fund on page 76 of the Load Prospectus and page 1 of the Load Summary Prospectus shall be replaced to read as follows:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class M
Management Fee	0.85%	0.85%	0.85%
Distribution (12b-1) Fees	0.25%	0.75%	N/A
Shareholder Services Fees	0.15%	0.25%	0.05%
Other Expenses(1)	0.30%	0.30%	0.30%
Total Annual Fund Operating Expenses	1.55%	2.15%	1.20%
Fee Waiver and/or Expense Reimbursement(2)	-0.21%	-0.21%	-0.21%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.34%	1.94%	0.99%

(1)	Other Expenses for Class C and Class M shares are based on estimated amounts for the current fiscal year.

(2)	The Fund’s investment advisor is contractually obligated to waive a portion of its fees and reimburse other expenses until April 30, 2011 in amounts necessary to limit the Fund’s operating expenses (exclusive of brokerage costs, interest, taxes, dividends, acquired fund fees and expenses, and extraordinary expenses) for Class A, Class C, and Class M shares to an annual rate (as a percentage of the Fund’s average daily net assets) of 1.34%, 1.94%, and 0.99%, respectively.

Examples

These Examples are intended to help you compare the costs of investing in Class A, Class C or Class M shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s total annual operating expenses remain the same, and that the contractual fee waiver/reimbursement is in place for the first year. Although actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C	Class M
1 Year	$704	$297	$101
3 Years	$1,017	$653	$360
5 Years	$1,352	$1,134	$639
10 Years	$2,295	$2,463	$1,434

You would pay the following expenses if you did not redeem your shares:

	Class A	Class C	Class M
1 Year	$704	$197	$101
3 Years	$1,017	$653	$360
5 Years	$1,352	$1,134	$639
10 Years	$2,295	$2,463	$1,434

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

SUPP PRO SCE 01252011

FORWARD FUNDS

Supplement dated January 25, 2011

to the

Forward Funds Statement of Additional Information (the “SAI”)

dated May 1, 2010, as supplemented

This supplement amends the SAI dated May 1, 2010, as supplemented, in order to incorporate changes to the fee arrangement for the Forward Small Cap Equity Fund (the “Fund”), an existing series of Forward Funds. Accordingly, the following revisions are incorporated into the SAI effective as of February 1, 2011:

Effective February 1, 2011, the information concerning the investment advisory fee paid by the Fund as contained in the table on pages 17 and 18 of the SAI is hereby replaced to read as follows:

Fund	Advisory Fee
Forward Small Cap Equity Fund	0.85%

****

Effective February 1, 2011, the information concerning the total expense limits agreed to by the Investment Advisor with respect to certain Forward Funds as contained in the table on pages 22 and 23 of the SAI is supplemented as follows:

Fund	Class	End Date	Expense Limit
Forward Small Cap Equity Fund	Class A	April 30, 2011	1.34%
Forward Small Cap Equity Fund	Class C	April 30, 2011	1.94%
Forward Small Cap Equity Fund	Class M	April 30, 2011	0.99%
Forward Small Cap Equity Fund	Investor Class	April 30, 2011	1.29%
Forward Small Cap Equity Fund	Institutional Class	April 30, 2011	0.99%

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

SUPP SAI SCE 01252011